EXHIBIT 10(e)


                 NONEMPLOYEE DIRECTOR STOCK PLAN

                          Walgreen Co.



CONTENTS                                             PAGE

Article 1.   Establishment, Purpose, and Duration     1

Article 2.   Definitions                              1

Article 3.   Administration                           3

Article 4.   Participation                            4

Article 5.   Annual Equity Grants                     4

Article 6.   Retainer Share Payments                  4

Article 7.   Annual Deferral Opportunity              4

Article 8.   Deferred Stock Units                     5

Article 9.   Amendment, Modification, and Termination 6

Article 10.  Miscellaneous                            6




                          WALGREEN CO.
                 NONEMPLOYEE DIRECTOR STOCK PLAN


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

    1.1 ESTABLISHMENT OF THE PLAN. Walgreen Co. hereby establishes an incentive compensation plan to be known as the "Walgreen Co. Nonemployee Director Stock Plan" (the "Plan"), as set forth in this document. The Plan provides for the grant of Shares to Nonemployee Directors and for the acquisition of Deferred Stock Units by Nonemployee Directors, subject to the terms and provisions set forth herein.

   Upon approval by the Board of Directors of the Company, the Plan shall become effective as of November 1, 1996 (the
"Effective Date"), and shall remain in effect as provided in
Section 1.3 herein.

   This plan is intended as a replacement for certain compensation arrangements for Nonemployee Directors in effect prior to the Effective Date, including the Walgreen Co. Retirement Plan for Outside Directors (the "Prior Program"). The Prior Program will continue to apply in the future only with respect to compensation earned by Nonemployee Directors for periods of service prior to November 1, 1996.

    1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of Nonemployee Directors to those of the Company's shareholders and to attract and retain
Nonemployee Directors of outstanding competence.

    1.3 DURATION OF THE PLAN.  The Plan shall commence on
November 1, 1996 and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9.


ARTICLE 2.  DEFINITIONS

   Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the initial letter of the word is capitalized:

       (a) "Annual Retainer" means the annual base compensation received by a Nonemployee Director for service on the Board.

       (b) "Award" means, individually or collectively, an award under this Plan of Shares or Deferred Stock Units.

       (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

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       (d) "Code" means the Internal Revenue Code of 1986, as
       amended from time to time.

       (e) "Committee" means the Compensation Committee of the Board of Directors of the Company.

       (f) "Committee Fees" means compensation received by a Nonemployee Director for service on one or more Board committees.

       (g) "Company" means Walgreen Co., an Illinois corporation, together with any and all Subsidiaries, and any successor thereto as provided in Section 10.6.

       (h) "Decreased Value" means the depreciation in the worth of a Deferred Stock Unit from the date of award up to and including the Valuation Date, as determined by the Committee pursuant to a Valuation.

       (i) "Deferred Stock Unit" or "Unit" means an Award acquired by a Participant as a measure of participation under the Plan, and having a value which changes in direct relation to changes in the value of Shares, as determined pursuant to a Valuation.

       (j) "Director" means any individual who is a member of the Board of Directors of the Company.

       (k) "Employee" means any common law employee of the Company or of the Company's Subsidiaries. For purposes of the Plan, an individual whose only employment relationship with the Company is as a Director, shall not be deemed to be an Employee.

       (l) "Exchange Act" means the Securities Exchange Act of
       1934, as amended from time to time, or any successor Act thereto.

       (m) "Fair Market Value" shall mean the closing price on the New York Stock Exchange on the relevant date, or ( if there were no sales on such date) on the last trading date preceding the relevant date.

       (n) "Increased Value" means the appreciation in the worth of a Deferred Stock Unit from the date of award up to and including the Valuation Date, as determined by the Committee pursuant to a Valuation.

       (o) "Initial Value" means the value of a Deferred Stock
       Unit on the date of award, as determined in accordance with the provisions of the Plan.

       (p) "Meeting Fees" means compensation received by a Nonemployee Director for meetings attended in relation to Board service.

       (q) "Nonemployee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an Employee of the Company.

       (r) "Participant" means a Nonemployee Director of the Company who has an outstanding Award granted under the Plan.

       (s) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

       (t) "Shares" means the shares of Common Stock of the Company, par value $.3125.

       (u) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

       (v) "Valuation" means an evaluation of the worth of a Deferred Stock Unit based on changes in the Fair Market
       Value of the Shares, as determined by the Committee pursuant to the Plan.

       (w) "Valuation Date" means the date on which Deferred
       Stock Units are valued pursuant to the Plan.


ARTICLE 3.  ADMINISTRATION

    3.1 THE COMPENSATION COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, subject to the restrictions set forth in the Plan.

    3.2 ADMINISTRATION BY THE COMMITTEE. The Committee shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. However, in no event shall the Committee have the power to determine Plan eligibility, or to determine the number, the value, the vesting period, or the timing of Awards to be made under the Plan (all such determinations being automatic pursuant to the provisions of the Plan).

    3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Nonemployee Directors, Participants, and their estates and beneficiaries.

ARTICLE 4.  PARTICIPATION

    4.1 PARTICIPATION. Persons eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each scheduled Award under the Plan.


ARTICLE 5.  ANNUAL EQUITY GRANTS FOR NONEMPLOYEE DIRECTORS

    5.1 ANNUAL EQUITY GRANTS. Commencing November 1, 1997, each Nonemployee Director shall receive an annual equity grant of seven hundred (700) Shares on November 1 each year, or a proportionate share of such grant based on full months of service as a Nonemployee Director since the prior November 1. In lieu of issuing fractional shares, the Company shall round to the nearest full share.

    5.2 TIMING OF PAYOUT. The certificates for the Shares shall be issued as soon as administratively possible following
November 1 each year.

    5.3 BIENNIAL REVIEW. The Committee shall conduct a biennial review of the appropriateness of the annual equity Awards granted pursuant to this Article 5. In the event the Committee determines that an adjustment in the amount of equity Awards pursuant to this Article 5 is appropriate, the Committee shall make a recommendation to the Board for an appropriate amendment.


ARTICLE 6.  RETAINER SHARE PAYMENTS

    6.1 PORTION OF RETAINERS PAID IN SHARES. During the term of this Plan, Nonemployee Directors shall receive fifty percent
(50%) of their Annual Retainer in the form of Shares.

    6.2 NUMBER OF SHARES PAID. The number of Shares to be issued pursuant to Section 6.1 will be determined on a quarterly basis and shall equal the portion of the Annual Retainer being paid in the form of Shares, divided by the Fair Market Value of a Share on the first trading day of the fiscal quarter. In lieu of issuing fractional Shares, the Company shall round to the nearest full share.

    6.3 TIMING OF PAYOUT. The certificates for the Shares shall be issued as soon as administratively possible following the beginning of the calendar quarter that begins within each fiscal quarter.


ARTICLE 7.  ANNUAL DEFERRAL OPPORTUNITY

    7.1 DEFERRAL OF RETAINERS, COMMITTEE FEES, AND MEETING FEES. During the term of this Plan, any Nonemployee Directors may elect to receive all or a portion of the cash component of his or her Annual Retainer, Committee Fees, or Meeting Fees in the form of Deferred Stock Units. Such election to receive Deferred Stock Units shall be subject to the provisions of this
Article 7.

    7.2 ELECTION. Any election to receive all or a portion of the cash component of a Nonemployee Director's Annual Retainer, Committee Fees, or Meeting Fees in the form of Deferred Stock Units shall be made by December 1 for all payments to be made in the succeeding calendar year. New Nonemployee Directors shall make their election with respect to their initial retainer upon their original election to the Board. Each such election may pertain to more than one (1) calendar year of scheduled payments. Deferral elections may only be made in ten percent (10%) increments.

    7.3 NUMBER OF DEFERRED STOCK UNITS. The number of Deferred Stock Units to be granted in connection with an election pursuant to Section 7.2 shall equal the portion of the Annual Retainer, Committee Fees, and Meeting Fees being deferred into Deferred Stock Units, divided by the Fair Market Value of a Share on the date of the scheduled payment of the amount deferred.

    7.4 VESTING OF DEFERRED STOCK UNITS. Subject to the terms of this Plan, all Deferred Stock Units acquired under this Article 7 shall vest one hundred percent (100%) upon the acquisition of such Deferred Stock Units.


ARTICLE 8.  DEFERRED STOCK UNITS

    8.1 VALUE OF DEFERRED STOCK UNITS. Each Deferred Stock Unit shall have an Initial Value that is equal to the Fair Market Value determined for purposes of Section 7.3. Subsequent to such date of award or acquisition, the value of each Deferred Stock Unit shall change in direct relationship to changes in the value of a Share as determined pursuant to a Valuation.

    8.2 DIVIDEND EQUIVALENTS. Dividend equivalents shall be earned on Deferred Stock Units provided under this Plan. Such dividend equivalents shall be converted into an equivalent amount of Deferred Stock Units based upon the Valuation of a Deferred Stock Unit on the date the dividend equivalents are converted into Deferred Stock Units. The converted Deferred Stock Units will be fully vested upon conversion.

    8.3 AMOUNT OF PAYOUT. Except as provided otherwise in this plan, the payout of the Initial Value combined with the Increased Value or the Decreased Value of the vested Deferred Stock Units shall be made in two cash payments. The first payment shall be made within thirty (30) days following the Participant's termination of service on the Board. The second installment shall be made one year after the Participant's first payment.

    8.4 TIMING OF PAYOUT. Except as provided otherwise in this plan, the amount payable to a participant shall be the aggregate Initial Value combined with the Increased Value or Decreased Value of the Participant's vested Deferred Stock Units, if any, on the date that the Participant terminates his/her service on the Board. Fifty percent of this amount shall be paid as the first cash payment pursuant to Section 8.3. The remainder of this amount including accrued interest shall be paid as the second payment. Interest shall accrue on a monthly basis at a monthly compounding rate equal to the prime lending rate of interest in effect as of the first business day of that month (as quoted by the Company's then current lending bank financing source for commercial borrowings).

    8.5 DEFERRED STOCK UNIT ACCOUNT. A Deferred Stock Unit Account (the "Account") shall be established and maintained by the Company for each Participant that receives Deferred Stock Units under the Plan. As the value of each Deferred Stock Unit changes pursuant to Section 8.1, the Account established on behalf of each Participant shall be adjusted accordingly. Each Account shall be the record of the Deferred Stock Units granted to the Participant under Article 7 of the Plan on each applicable grant date, is maintained solely for accounting purposes, and shall not require a segregation of any Company assets.

    8.6 QUARTERLY REPORTS.  Participants with Deferred Stock
Units shall receive quarterly reports providing detailed information about their Accounts and changes in their Accounts during the preceding quarter.


ARTICLE 9.  AMENDMENT, MODIFICATION, AND TERMINATION

    9.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may terminate, amend, or modify the Plan at any time and from time to time.

    9.2 AWARDS PREVIOUSLY GRANTED. Unless required by law, no termination, amendment, or modification of the Plan shall in any material manner adversely affect any Award previously provided under the Plan, without the written consent of the Participant holding the Award.


ARTICLE 10. MISCELLANEOUS

   10.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   10.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   10.3 BENEFIT TRANSFERS. The interests of any Participant or beneficiary entitled to payments hereunder shall not be subject to attachment or garnishment or other legal process by any creditor of any such Participant or beneficiary nor shall any such Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or rights which he or she may expect to receive, contingently or otherwise under this Plan except as may be required by the tax withholding provisions of the Code or of a state's income tax act. Notwithstanding the foregoing, amounts payable with respect to a Participant hereunder may be paid as follows:

        (a) Payments with respect to a disabled or incapacitated person may be paid to such person's legal representative for such person's benefit, to a custodian under the Uniform Gifts or Transfers to Minors Act of any state, or to a relative or friend of such person for such person's benefit; and

        (b) Transfers by the Participant to a grantor trust established pursuant to Sections 674, 675, 676, and 677 of the Internal Revenue Code of 1986 for the benefit of the participant or a person or persons who are members of his or her immediate family (or for the benefit of their descendants) shall be recognized and given effect, provided that any such transfer has not been disclaimed prior to the payment, and the trustee of such trust certifies to the Committee that such transfer occurred without any payment of consideration for such transfer.

   10.4 BENEFICIARY DESIGNATION. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form as provided in Appendix A hereto, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

   10.5 NO RIGHT OF NOMINATION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's shareholders.

   10.6 SHARES AVAILABLE. The Shares delivered under the Plan shall be either treasury shares or Shares which have been reacquired by the Company, including shares purchased in the open market.

   10.7 STOCK SPLITS/STOCK DIVIDENDS. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares, or the like, the aggregate number of and class of Shares and Deferred Stock Units awarded hereunder may be appropriately adjusted by the Committee, whose determination shall be conclusive.

   10.8 SUCCESSORS. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

   10.9 REQUIREMENTS OF LAW.  The granting of Awards under the
Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   10.10 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the internal, substantive laws of the State of Illinois.

APPENDIX A
WALGREEN CO. NONEMPLOYEE DIRECTOR STOCK PLAN BENEFICIARY DESIGNATION

                       Name (Please Print)

In the event of my death, the following person is to receive any benefits payable under the Walgreen Co. Nonemployee Director
Stock Plan.

NOTE: The primary beneficiary(ies) will receive your Plan benefits. If more than one primary beneficiary is indicated, the benefits will be split among them equally. If you desire to provide for distribution of benefits among primary beneficiaries on other than an equal basis, please attach a sheet explaining the desired distribution in full detail. If the primary beneficiary(ies) is no longer living, the secondary beneficiary(ies) will receive the benefits, in a similar manner as described above for the primary beneficiary(ies).

              Primary Beneficiary  Secondary Beneficiary

Last Name           First               M.I.       Relationship

Street Address                            City, State, Zip Code

Beneficiary Social Security or Tax ID Number


              Primary Beneficiary  Secondary Beneficiary

Last Name           First               M.I.       Relationship

Street Address                            City, State, Zip Code

Beneficiary Social Security or Tax ID Number


If a trust or other arrangement is listed above, include name, address, and date of arrangement below:

Name                          Address                      Date

For additional beneficiary, check here and attach an additional sheet of paper.

This supersedes any beneficiary designation previously made by me under this Plan. I reserve the right to change the beneficiary at any time.

Date                              Sign Your Full Name Here

                                  Your Social Security Number

Date received by Walgreen Co.:

By: